EXHIBIT 99.6

              SEVENTH AMENDMENT AND WAIVER TO THE CREDIT AGREEMENT

      SEVENTH AMENDMENT AND WAIVER TO THE CREDIT AGREEMENT (the "Seventh Amendment"), dated as of March 7, 2003, among TRENWICK AMERICA CORPORATION, a Delaware corporation (the "Borrower"), Trenwick Holdings LIMITED., a company organized under the laws of the United Kingdom and TRENWICK UK HOLDINGS LIMITED, a company organized under the laws of the United Kingdom (collectively, the "Account Party"), the lending institutions from time to time party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as Syndication Agent (the "Syndication Agent"), Fleet National Bank, as Documentation Agent (the "Documentation Agent"), and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H :
                              - - - - - - - - - -

      WHEREAS, the Borrower, the Account Party, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

      WHEREAS, Trenwick Group Ltd., a company organized under the laws of Bermuda ("Holdings") and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

      WHEREAS, subject to the terms and conditions set forth below, the Banks hereto wish to grant certain waivers and amendments to the Credit Agreement as provided herein;

      NOW, THEREFORE, it is agreed;

A.    Waivers

      1. The Banks hereby waive any Default or Event of Default that has occurred under the Credit Agreement solely as a result of the failure by Holdings to provide copies of its annual plan and budget (collectively, the "Annual Plan and Budget") required pursuant to Section 3.01(c) of the Holdings Guaranty within 45 days after the close of the fiscal year ending December 31,


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2002, so long as the Annual Plan and Budget is delivered to each Bank as promptly as possible but in any event no later than March 15, 2003.

      2. The Banks hereby waive any Default or Event of Default that may have arisen under the Credit Agreement solely as the result of the failure by Holdings to comply with Section 4.23 of the Holdings Guaranty with respect to the Binet Employment Agreement, the Becker Agreement, the Giambo Employment Agreement, the Hunte Employment Agreement or the Tier II and Tier III Retention Bonus Agreements, in each case, from and, including, the Fourth Amendment Effective Date, to the Seventh Amendment Effective Date (as defined below).

      3. The Banks hereby waive any Default or Event of Default that may have arisen under the Credit Agreement solely as the result of the failure by Holdings to comply with Section 4.15 and Section 4.16 of the Holdings Guaranty from, and including, February 10, 2003, to the Seventh Amendment Effective Date.

      4. The Banks hereby waive any Default or Event of Default that may have arisen under the Credit Agreement solely as the result of the failure by Holdings to comply with Section 4.17(a) of the Holdings Guaranty with respect to certain pension payments made on or about January 15, 2003 from, and including, January 15, 2003, to the Seventh Amendment Effective Date.

      5. The Banks hereby waive any Default or Event of Default that may arise under the Credit Agreement solely as the result of the failure by Holdings to comply with Section 3.13(b), 3.14, 3.15, 3.16 and 3.18 of the Holdings Guaranty for the period from, and including, February 20, 2003, to and including the Seventh Amendment Effective Date.

      6. The Banks hereby waive any Default or Event of Default that may have arisen under the Credit Agreement solely as the result of the failure by Holdings to comply with Section 4.01(b) of the Holdings Guaranty with respect to certain errors and omissions coverage incidental to policies issued to certain financial institutions by Holdings and its Subsidiaries for the period from, and including, Fourth Amendment Effective Date, to and including the Seventh Amendment Effective Date.

      7. The Banks hereby waive any Default or Event of Default that may arise under the Credit Agreement solely as the result of the failure by Holdings to comply with Section 3.22 of the Holdings Guaranty for the period from, and including, March 1, 2003, to and including the March 14, 2003.

B.    Amendments

      1. The definition of "Specified Expenditures" appearing in Schedule I to the Holdings Guaranty is hereby amended by (i) deleting the word "and" appearing immediately before clause (xvi) thereof and inserting a comma in lieu thereof and (ii) inserting the following new clauses (xvii), (xviii), (xix) and (xx) immediately after the end of clause (xvi) thereof:

            ", (xvii) reasonable fees and expenses of the holders of the Trenwick Senior Notes incurred in connection with the restructuring thereof, (xviii) expenditures for reinsurance premium cessions, deposit premiums, imprest account funding,


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      commissions, bonus commissions and brokerage fees, return premium, losses and loss adjustment expenses, commutation payments, claim loss fund accounts, (xix) regulatory fees, 401(k) contributions, pension contributions, payroll, CAT modeling license fees, software licensing fees, financial printing costs, legal fees for reinsurance recovery and claims, accounting, actuarial and tax services not related to the restructuring of Holdings and its subsidiaries, systems development and maintenance fees, insurance and reinsurance premiums, disaster recovery fees, insurance dispute resolution requirements, insurance premiums for director's and officer's policies and errors and omissions policies and rating agency fees and (xx) other expenses incurred in the ordinary course of business, so long as (A) Holdings has notified each Bank in writing no later than 5 Business Days before Holdings or the applicable Subsidiary makes such expenditure, which notice shall specify (w) the entity that will make such payment, (x) the amount of the payment, (y) a description of the expenditure and (z) the date such payment will be made and (B) the Required Banks do not object to Holdings' or the applicable Subsidiary's making such payment prior to the date specified in the notice previously delivered pursuant to this clause (xix)."

      2. Schedule I to the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order:

            "Binet Employment Agreement" shall mean the letter agreement between Holdings and Stephen Binet, dated December 20, 2002, to be amended in substantially the form of the draft delivered to the Banks on February 19, 2003; provided that such Amendment shall also include (i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii) a provision for the payment of additional compensation to Mr. Binet, in the amount set forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in the Senior Executive Compensation Schedule and in the Executive Compensation Provisions.

            "Becker Agreement" shall mean the letter agreement between Holdings and W. Marston Becker, dated August 26, 2002, as amended by the First Amendment thereto, dated as of December 31, 2002; provided that such letter agreement shall be further amended to include (i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii) a retention bonus and other additional compensation payable to Mr. Becker in the amounts set forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in the Senior Executive Compensation Schedule and in the Executive Compensation Provisions.

            "Executive Compensation Provisions" shall mean the Executive Compensation Provisions, dated March 6, 2003 and delivered to the Banks on March 6, 2003.

            "Finkelstein Agreement" shall mean the letter agreement to be executed between Holdings and David Finkelstein on terms and conditions satisfactory to


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      the Administrative Agent; provided that such letter agreement shall include (i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii) a retention bonus and other additional compensation payable to Mr. Finkelstein in the amounts set forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in the Senior Executive Compensation Schedule and in the Executive Compensation Provisions.

            "Giambo Employment Agreement" shall mean the letter agreement between Holdings and Robert Giambo, dated December 17, 2002.

            "Giordano Employment Agreement" shall mean (i) the expatriate agreement between Holdings and James A. Giordano, (ii) the change of control agreement between Holdings and James A. Giordano and (iii) the cash incentive bonus agreement between Holdings and James A. Giordano, in each case, which agreements shall be substantially in the form of the drafts delivered to the Banks on February 19, 2003, provided that such agreements shall also include (i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii) a provision for the payment of addition compensation to Mr. Giordano, in the amount set forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in the Senior Executive Compensation Schedule and in the Executive Compensation Provisions.

            "Graham Agreement" shall mean the letter agreement to be executed between Holdings and Timothy Graham, on terms and conditions satisfactory to the Administrative Agent; provided such letter agreement shall include
      (i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii) the payment of additional compensation to Mr. Graham in the amount set forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in Senior Executive Compensation Schedule and in the Executive Compensation Provisions.

            "Hunte Employment Agreement" shall mean the letter agreement between Holdings and Alan L. Hunte, dated December 12, 2002, to be amended, substantially in the form of the draft delivered to the Banks on February 19, 2003; provided that such First Amendment shall also include (i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii) the payment of additional compensation to Mr. Hunte in the amount set forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in the Senior Executive Compensation Schedule referred to herein and in the Executive Compensation Provisions.

            "Semeraro Agreement" shall mean the letter agreement to be executed between Holdings and David Semeraro, on terms and conditions satisfactory to the Administrative Agent; provided that such letter agreement shall include (i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii) the payment of additional compensation to Mr. Semeraro in the amount set


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      forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in the Senior Executive Compensation Schedule and in the Executive Compensation Provisions.

            "Senior Executive Compensation Schedule" shall mean the schedule of Senior Executive Compensation dated March 6, 2003 and delivered to the Banks on March 6, 2003.

            "Seventh Amendment" shall mean the Seventh Amendment to the Holdings Guaranty, dated as of March 3, 2003.

            "Seventh Amendment Effective Date" shall have the meaning provided in the Seventh Amendment.

            "Specified Employees" shall mean the employees or independent contractors of Holdings or its subsidiaries party to the Specified Employment Agreements.

            "Specified Employment Agreements" shall mean collectively, (i) the Becker Agreement, (ii) the Binet Employment Agreement, (iii) the Finkelstein Agreement, (iv) the Giambo Employment Agreement, (v) the Giordano Employment Agreement, (vi) the Graham Agreement (vii) the Hunte Employment Agreement, (viii) the Semeraro Agreement and (ix) the Watson Employment Agreement.

            "Tier II and Tier III Retention Bonus Agreements" shall mean the retention fee agreements executed by Holdings or any Subsidiary thereof and any employee or independent contractor of Holdings and/or any Subsidiary thereof (other than the Specified Employees) on substantially the same terms and conditions as set forth in the Form of Stay Bonus & Employment Termination Agreement delivered to the Banks on March 6, 2003 and in the amounts for each person as set forth on the schedule of Executive Compensation dated March 6, 2003 and delivered to the Banks on March 6, 2003

            "Unallocated Additional Fee Agreements" shall mean the agreements between Holdings and any employee or independent contractor of Holdings and/or its Subsidiaries (other than the Specified Employees) to be executed on terms and conditions satisfactory to the Administrative Agent; provided that such agreements may include a provision for additional compensation in an aggregate amount that does not exceed the "Unallocated Pool Amount" on the Senior Executive Compensation Schedule.

            "Watson Employment Agreement" shall mean (i) the amended and restated service agreement between Trenwick Managing Services Limited, Holdings and Michael C. Watson and (ii) the cash incentive bonus agreement between Holdings and Michael C. Watson, in each case, which agreements will be substantially in the form of the drafts delivered to the Banks on February 19, 2003, provided that such agreements will also include (i) a non-solicitation clause on terms reasonably


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      satisfactory to the Administrative Agent and (ii) the payment of additional compensation to Mr. Watson in the amount set forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in the Senior Executive Compensation Schedule and in the Executive Compensation Provisions.

C.    Miscellaneous Provisions

      1. In order to induce the Banks to enter into this Seventh Amendment, each of the Borrower and each Account Party hereby represent and warrant on behalf of themselves and their respective Subsidiaries that (i) the representations and warranties of contained in Section 2 of the Holdings Guaranty are true and correct in all material respects on and as of the Seventh Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Seventh Amendment Effective Date, in each case after giving effect to this Seventh Amendment.

      2. This Seventh Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      3. THIS SEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      4. This Seventh Amendment shall become effective on the date (the "Seventh Amendment Effective Date") when each of the following conditions have been satisfied:

            (i) the Borrower, each Account Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent; and

            (ii) Holdings and the Required Banks have consented to the Seventh Amendment to the Holdings Guaranty dated as of March 7, 2003.

      5. From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents shall be deemed to be referenced to the Credit Agreement as modified hereby.

      6. Holdings, the Borrower and each Account Party acknowledge and agree that the execution and delivery by the Administrative Agent and the Banks of this Seventh Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Administrative Agent or the Banks to forebear or execute similar waivers, amendments or agreements under the same or similar circumstances in the future, or (ii) to modify, relinquish or impair any right of the Administrative Agent or the Banks to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Seventh Amendment.


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      7. EACH CREDIT PARTY, ON BEHALF OF ITSELF, AND ALL PERSONS AND ENTITIES
CLAIMING BY, THROUGH, OR UNDER ANY ONE OR MORE OF THEM, HEREBY JOINTLY AND SEVERALLY RELEASES, WAIVES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, EACH BANK, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, ATTORNEYS, AGENTS, AFFILIATES, REPRESENTATIVES AND SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASEES"), OF, FROM, AND WITH RESPECT TO ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTIONS, SUITS, DISPUTES, CLAIMS AND DEFENSES, COUNTERCLAIMS AND/OR LIABILITIES, CROSS CLAIMS, AND DEFENSES, THAT ARE KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, PAST OR PRESENT, ASSERTED OR UNASSERTED, CONTINGENT OR LIQUIDATED, WHETHER OR NOT WELL FOUNDED IN FACT OR LAW, WHETHER IN CONTRACT, IN TORT OR OTHERWISE, AT LAW OR IN EQUITY, BASED UPON, RELATING TO OR ARISING OUT OF ANY AND ALL TRANSACTIONS, RELATIONSHIPS OR DEALINGS WITH, OR LOANS MADE OR LETTERS OF CREDIT ISSUED TO THE BORROWER, THE ACCOUNT PARTY OR THE OTHER GUARANTORS PURSUANT TO THE CREDIT DOCUMENTS PRIOR TO THE DATE HEREOF WHICH THE BORORWER, THE ACCOUNT PARTY OR THE OTHER GUARANTORS HAD, NOW HAVE OR MAY CLAIM TO HAVE AGAINST THE ADMINISTRATIVE AGENT, THE BANK OR ANY OTHER RELEASEE.

      8. The respective rights, powers and remedies of the Administrative Agent and the Banks in the Credit Agreement and in the other Credit Documents are cumulative and not exclusive of any right, power or remedy provided in the Credit Documents, by law or equity and no failure or delay on the part of the Administrative Agent or the Banks in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Other than as set forth in this Seventh Amendment, nothing contained in this Seventh Amendment or in any prior communications between or among the Credit Parties, the Administrative Agent and the Banks shall constitute a waiver or modification of any rights or remedies that the Administrative Agents or the Banks may have under the Credit Documents and applicable law. The Administrative Agent and the Banks expressly reserve and preserve all of their rights and remedies available to them under the Credit Documents, applicable law or otherwise.

                                      * * *


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      IN WITNESS WHEREOF, the undersigned have caused this Seventh Amendment to be duly executed and delivered as of the date first above written.

                                        TRENWICK AMERICA CORPORATION


                                        By: /s/ David M. Finkelstein
                                            ------------------------------------
                                            Name:  David M. Finkelstein
                                            Title: Vice President & Treasurer


                                        TRENWICK HOLDINGS LIMITED


                                        By: /s/ Alan L. Hunte
                                            ------------------------------------
                                            Name:  Alan L. Hunte
                                            Title: Director


                                        TRENWICK UK HOLDINGS LIMITED


                                        By: /s/ Alan L. Hunte
                                            ------------------------------------
                                            Name:  Alan L. Hunte
                                            Title: Director


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                  [Bank Signature Pages Intentionally Omitted]